Crawford & Company Third Quarter 2026 Financial Results CRD-A & CRD-B (NYSE) 85 years of expertise. Built for what’s next.

Forward-Looking Statements & Additional Information Q3 2026 FINANCIAL RESULTS Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the  Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, non-service pension costs, loss on disposition of businesses, net, software impairment, income taxes, and net income or loss attributable to noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights for the Class B Common Stock (CRD-B) and protections for the non-voting Class A Common Stock (CRD-A). More information available on the Company’s website. The two-class method is an earnings allocation method under which earnings per share ("EPS") is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. As a result, the Company may report different EPS for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. Revised Reportable Segment Financial Information Certain prior year quarterly amounts among the Company's reportable segments have been reclassified to conform to the current presentation. These changes have no impact on the Company’s historical consolidated statements of operations, balance sheets, or cash flows. Recasted 2024 and 2025 reportable segment financial information reflecting the January 2026 change to Crawford’s operating structure may be found in the Company’s 8-K filed March 31, 2026.

Strategic Update Bruce Swain President & Chief Executive Officer Q3 2026 FINANCIAL RESULTS

Global Reach – Trusted Partner 70+ COUNTRIES 10K+ EMPLOYEES $20B+ CLAIMS MANAGED ANNUALLY 4

Multiple Organic Growth Drivers Benefitting Crawford Increasing complexity of risk fueling expansion of major and complex loss market Industry-leading expertise and technology capabilities enhancing market share Global growth in alternative markets continues to outpace legacy P&C market, increasing demand for GTS and TPA solutions Natural disasters continue to drive global demand in weather-related claims Streamlined U.S. operating structure is expected to improve efficiency and support scalable growth Industry and organizational dynamics creating tailwinds for sustained revenue growth Q3 2026 FINANCIAL RESULTS 5

* See Appendix for non-GAAP explanation and reconciliation YoY Revenue $322.2M Q3 ‘25 Q3 ‘26 $321.6M YoY Adjusted Operating Earnings* $26.6M Q3 ‘25 Q3 ‘26 $28.8M 3Q26 revenue of $321.6M remained relatively level YoY Consolidated operating earnings increased 8.4% YoY related to strong performance in International and decreased corporate costs Non-GAAP EPS of $0.37 for both CRD-A and CRD-B Operating cashflow of $29.0M Paid quarterly dividend of $0.08 per share Added $29.4M in new and enhanced business Strong balance sheet and liquidity Leverage ratio of 1.52x EBITDA is at the low end of our targeted range, reflecting financial strength and flexibility * See Appendix for non-GAAP explanation and reconciliation Q3 2026 Highlights Q3 2026 FINANCIAL RESULTS

Disciplined Capital Allocation Strategy Investing in long-term growth Through Cap Ex and M&A  Strong liquidity Leverage ratio of 1.52x EBITDA significantly below industry average enhances financial flexibility Returning capital to shareholders Paid quarterly dividend of $0.08 Opportunistically repurchased 1.1 million shares of CRD-A Q3 2026 FINANCIAL RESULTS

Financial and Operational Update Holly Boudreau Chief Financial Officer Q3 2026 FINANCIAL RESULTS

Third Quarter 2026 Revenue Contribution UK Australia Canada Europe/Middle East Asia Latin America 42% International Operations Claims Management Medical Management Subrogation 34% Broadspire U.S. Loss Adjusting Global Technical Services Claims Solutions 24% U.S. Property & Casualty Q3 2026 FINANCIAL RESULTS Networks Contractor Connection Catastrophe Services U.S. Operations

Revenue remained relatively level YoY Operating earnings declined slightly but operating margin held steady Improvement in Networks offset by softness in USLA Premier destination for seasoned, high-caliber insurance adjusters dedicated to service excellence U.S. Property & Casualty 3Q26 Results Revenues $76.0M Operating Earnings $9.7M Q3 2026 FINANCIAL RESULTS The comparisons herein to 2025 results reflect Crawford's January 2026 operating structure realignment. See the Company’s 8-K filed March 31, 2026 for more information.

Revenues $109.0M $13.0M Operating Earnings YoY revenue decrease of 1.5% reflects decreased casualty claims and medical management revenue Retention rate improved sequentially to 88.5% Operating earnings decreased by $2.3M, or 15.1% YoY; operating margin decreased by 191 bps driven by lower revenue Continued opportunities in the alternative market space related to growth in outsourced captives and MGA markets  Broadspire 3Q26 Results Q3 2026 FINANCIAL RESULTS

Revenue increased by 1.0% YoY  Excluding the exit from the Crawford Legal Services businesses and foreign exchange impacts, revenue decreased by 1.2% YoY Operating earnings increased by $3.0M, or 39.4% YoY, and operating margin increased by 215 bps International benefitted from the completion of weather-related claims in Australia and improved performance in Canada and Latin America International Operations 3Q26 Results Revenues $136.7M Operating Earnings $10.7M Q3 2026 FINANCIAL RESULTS

Weather Variability Can Impact Claims Activity U.S. Severe Storm Reports1,2 1 National Oceanic and Atmospheric Administration (NOAA) Storm Prediction Database, October 15, 2026 2 Preliminary data 45.5% Consolidated Weather-Related vs. Non-Weather-Related Revenue -1.1% +4.8% Q3 2026 weather-related revenue increased year-over-year, and included claims activity associated with CAT-related international revenue Q3 2026 FINANCIAL RESULTS Non-weather-related revenue -0.2% Weather-related revenue (U.S. CAT, U.S. Claims Solutions, Australia)

Q3 2026 Financial Summary (1) See Appendix for non-GAAP explanation and reconciliation Quarter Ended Unaudited ($ in millions, except per share amounts) September 30, 2026 September 30, 2025 Change Revenues $321.6 $322.2 (0)% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $313.7 $322.2 (3)% Net Income Attributable to Shareholders of Crawford & Company $15.0 $12.4 21% Diluted Earnings per Share CRD-A $0.31 $0.25 24% CRD-B $0.31 $0.25 24% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.37 $0.32 16% CRD-B $0.37 $0.32 16% Adjusted Operating Earnings (1) $28.8 $26.6 8% Adjusted Operating Margin (1) 9.0% 8.3% 70 bps Adjusted EBITDA (1) $37.1 $36.3 2% Adjusted EBITDA Margin (1) 11.5% 11.3% 20 bps Q3 2026 FINANCIAL RESULTS

Balance Sheet Highlights (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) September 30, 2026 December 31, 2019 December 31, 2025 December 31, 2018 Change Change Cash and cash equivalents $ 79,032 $ 64,079 $ 14,953 Accounts receivable, net 124,089 115,661 8,428 Unbilled revenues, net 135,813 126,960 8,853 Total receivables 259,902 242,621 17,281 Goodwill 76,430 76,569 (139) Intangible assets arising from business acquisitions, net 61,073 66,352 (5,279) Deferred revenues 58,749 57,093 1,656 Pension liabilities 12,760 17,910 (5,150) Short-term borrowings and current portion of finance leases 74,500 38,500 36,000 Long-term debt, less current portion 150,573 150,593 (20) Total debt 225,073 189,093 35,980 Total stockholders' equity attributable to Crawford & Company 185,740 173,093 12,647 Net debt (1) 146,041 125,014 21,027 Q3 2026 FINANCIAL RESULTS

Net Debt and Pension Liability $146.0M Net debt at $146.0 million $68.9M Leverage Ratio of 1.52x EBITDA at end of Q3 ‘26 $12.8M Pension liability at $12.8 million $53.9M Funded Ratio of our U.S. plan is 95.4% at end of Q3 ‘26 after $3 million cash contribution in  the quarter Q3 2026 FINANCIAL RESULTS

Operating and Free Cash Flow (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) September 30, 2026 2019 September 30, 2025 2018 Change Change Net Income Attributable to Shareholders of Crawford & Company $ 33,361 $ 26,874 $ 6,487 Depreciation and Other Non-Cash Operating Items 30,731 35,477 (4,746) Software Impairment 2,294 — 2,294 Loss on Disposition of Businesses, net 1,285 — 1,285 Contingent Earnout Adjustments (180) 503 (683) Billed Receivables Change (9,235) 13,153 (22,388) Unbilled Receivables Change (12,389) (3,146) (9,243) Change in Accrued Compensation, 401K, and Other Payroll (17,049) (16,487) (562) Accounts Payable and Accrued Liabilities (7,481) (1,972) (5,509) Other Working Capital Changes 7,649 (2,687) 10,336 Cash Flows from Operating Activities 28,986 51,715 (22,729) Property & Equipment Purchases, net (4,063) (3,765) (298) Capitalized Software (internal and external costs) (17,507) (23,821) 6,314 Free Cash Flow(1) $ 7,416 $ 24,129 $ (16,713) Q3 2026 FINANCIAL RESULTS Nine Months Ended

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $4.5 million in Q3 ‘26 compared to corporate costs of $6.1 million in Q3 ’25 Variance is primarily driven by $2.5 million in lower medical self-insurance expense compared to the prior year period Non-service Pension Costs Q3 ‘26 non-service pension costs of $1.7 million compared with $2.4 million at Q3 ’25 These costs are not a component of operating earnings and are added back for non-GAAP earnings and EPS Quarterly Dividend In Q3 ‘26 Crawford paid a $0.08 dividend per share for CRD-A and CRD-B Share Repurchases In Q3 ‘26 Crawford repurchased 1,051,881 shares of CRD-A and 11,023 shares of CRD-B Approximately 1.2 million shares remain eligible to be repurchased under the plan as of September 30, 2026 Q3 2026 FINANCIAL RESULTS

EXPANDING MARKET PRESENCE Driving profitable growth across the globe STRONG OPERATING MODEL Streamlined U.S. business expected to promote collaboration, capture efficiencies and drive favorable client outcomes DIVERSIFIED REVENUE STREAMS Diverse business lines and international footprint support long-term growth and cash generation ADVANCING AI INTEGRATION Adopting technology to promote measurable outcomes that enhance adjuster efficiency, speed-up claims assistance and enable faster claims processing, higher accuracy, and expense reduction STRONG FINANCIAL BASE Financial strength and liquidity provide flexibility to pursue market opportunities Positioned to Drive Long-Term Growth   Q3 2026 FINANCIAL RESULTS

Appendix Segment Results and Non-GAAP Financial Information Q3 2026 FINANCIAL RESULTS

U.S. Property & Casualty Three months ended Unaudited ($ in thousands) September 30, 2026 September 30, 2025 Variance Revenues $75,953 $76,227 (0.4)% Direct expenses 54,676 53,633 1.9% Gross profit 21,277 22,594 (5.8)% Indirect expenses 11,577 12,794 (9.5)% Operating earnings $9,700 $9,800 (1.0)% Gross profit margin 28.0% 29.6% (1.6)% Operating margin 12.8% 12.9% (0.1)% Total cases received 88,367 89,932 (1.7)% Full time equivalent employees 1,642 1,713 (4.1)% Q3 2026 FINANCIAL RESULTS

Broadspire Three months ended Unaudited ($ in thousands) September 30, 2026 September 30, 2025 Variance Revenues $108,965 $110,618 (1.5)% Direct expenses 76,339 75,751 0.8% Gross profit 32,626 34,867 (6.4)% Indirect expenses 19,652 19,581 0.4% Operating earnings $12,974 $15,286 (15.1)% Gross profit margin 29.9% 31.5% (1.6)% Operating margin 11.9% 13.8% (1.9)% Total cases received 149,727 149,213 0.3% Full time equivalent employees 2,892 2,901 (0.3)% Q3 2026 FINANCIAL RESULTS

International Operations Three months ended Unaudited ($ in thousands) September 30, 2026 September 30, 2025 Variance Revenues $136,710 $135,326 1.0% Direct expenses 106,660 108,311 (1.5)% Gross profit 30,050 27,015 11.2% Indirect expenses 19,382 19,363 0.1% Operating earnings $10,668 $7,652 39.4% Gross profit margin 22.0% 20.0% 2.0% Operating margin 7.8% 5.7% 2.1% Total cases received 149,162 126,230 18.2% Full time equivalent employees 4,145 4,300 (3.6)% Q3 2026 FINANCIAL RESULTS

Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Q3 2026 FINANCIAL RESULTS

Non-GAAP Financial Information (cont.) Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of acquisition-related intangible assets, contingent earnout adjustments, non-service pension costs, income taxes, and net income or loss attributable to noncontrolling interests. Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, contingent earnout adjustments, non-service pension costs, income taxes, and stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Pretax Earnings, Net Income, and Diluted Earnings per Share Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of acquisition-related intangible assets, contingent earnout adjustments, and non-service pension costs, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. Q3 2026 FINANCIAL RESULTS

The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business: Total Revenue Before Reimbursements by Major Currency   Three Months Ended   Unaudited (in thousands) September 30, 2026   September 30, 2025   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 184,918 57.5% $ 186,845 58.0%   U.K. GBP 41,036 12.8% 45,476 14.1%   Canada CAD 25,222 7.8% 22,473 7.0%   Australia AUD 26,198 8.1% 24,116 7.5%   Europe EUR 18,365 5.7% 17,237 5.3%   Rest of World Various 25,889 8.1%   26,024 8.1%   Total Revenues, before reimbursements $ 321,628 100.0% $ 322,171 100.0%                   Q3 2026 FINANCIAL RESULTS

Revenues and Costs of Services Provided Reconciliation of Non-GAAP Item Quarter Ended Quarter Ended Quarter Ended Quarter Ended Unaudited ($ in thousands) September 30, 2026 December 31, September 30, 2025 December 31, 2019 2018 Revenues Before Reimbursements Total Revenues $ 329,907 $ 332,807 Reimbursements (8,279) (10,636) Revenues Before Reimbursements 321,628 322,171 Costs of Services Provided, Before Reimbursements Total Costs of Services 231,260 239,015 Reimbursements (8,279) (10,636) Costs of Services Provided, Before Reimbursements $ 222,981 $ 228,379 Q3 2026 FINANCIAL RESULTS

Operating Earnings Reconciliation of Non-GAAP Items (cont.) Quarter Ended Quarter Ended Quarter Ended Quarter Ended September 30, 2026 December 31, September 30, 2025 December 31, Unaudited ($ in thousands) 2019 2018 U.S. Property & Casualty $ 9,700 $ 9,800 Broadspire 12,974 15,286 International Operations 10,668 7,652 Unallocated corporate and shared costs, net (4,510) (6,147) Consolidated Operating Earnings 28,832 26,591 (Deduct) Add: Net corporate interest expense (2,893) (3,788) Stock option expense (135) (52) Amortization expense (1,757) (2,126) Non-service pension costs (1,720) (2,363) Contingent earnout adjustments — (60) Income tax provision (7,327) (5,813) Net loss attributable to noncontrolling interests 8 19 Net Income Attributable to Shareholders of Crawford & Company $ 15,008 $ 12,408 Q3 2026 FINANCIAL RESULTS

Adjusted EBITDA Reconciliation of Non-GAAP items (cont.) Quarter Ended December 31, Quarter Ended December 31, September 30, 2026 December 31, September 30, 2025 December 31, Unaudited ($ in thousands) 2019 2018 Net Income Attributable to Shareholders of Crawford & Company $ 15,008 $ 12,408 Add: Depreciation and amortization 9,351 10,084 Stock-based compensation 775 1,751 Net corporate interest expense 2,893 3,788 Non-service pension costs 1,720 2,363 Contingent earnout adjustments — 60 Income tax provision 7,327 5,813 Adjusted EBITDA $ 37,074 $ 36,267 Q3 2026 FINANCIAL RESULTS

Net Debt Non-GAAP Financial Information (cont.) September 30, 2026 December 31, December 31, 2025 December 31, Unaudited ($ in thousands) 2019 2018 Short-term borrowings $ 74,454 $ 38,454 Current installments of finance leases and other obligations 46 46 Long-term debt and finance leases, less current installments 150,573 150,593 Total debt 225,073 189,093 Less: Cash and cash equivalents 79,032 64,079 Net debt $ 146,041 $ 125,014 Q3 2026 FINANCIAL RESULTS

Segment Gross Profit Non-GAAP Financial Information (cont.) Three months ended Three months ended Unaudited ($ in thousands) September 30, 2026 December 31, 2019 September 30, 2025 December 31, 2018 U.S. Property & Casualty $ 21,277 $ 22,594 Broadspire 32,626 34,867 International Operations 30,050 27,015 Segment gross profit 83,953 84,476 Segment indirect costs: U.S. Property & Casualty (11,577) (12,794) Broadspire (19,652) (19,581) International Operations (19,382) (19,363) Unallocated corporate and shared costs, net (4,510) (6,147) Consolidated operating earnings 28,832 26,591 Net corporate interest expense (2,893) (3,788) Stock option expense (135) (52) Amortization expense (1,757) (2,126) Non-service pension costs (1,720) (2,363) Contingent earnout adjustments — (60) Income tax provision (7,327) (5,813) Net loss attributable to noncontrolling interests 8 19 Net income attributable to shareholders of Crawford & Company $ 15,008 $ 12,408 Q3 2026 FINANCIAL RESULTS

Reconciliation of Third Quarter Non-GAAP Results Three Months Ended September 30, 2026 Unaudited ($ in thousands) Pretax Earnings Pretax (Loss) Earnings Net Income Attributable to Crawford & Company Net (Loss) Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted (Loss) Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted (Loss) Earnings per CRD-B Share GAAP $ 22,327 $ 15,008 $ 0.31 $ 0.31 Adjustments: Amortization of intangible assets 1,757 1,482 0.03 0.03 Non-service pension costs 1,720 1,323 0.03 0.03 Non-GAAP Adjusted $ 25,804 $ 17,813 $ 0.37 $ 0.37 Three Months Ended September 30, 2025 Unaudited ($ in thousands) Pretax Earnings Pretax Earnings Net Income Attributable to Crawford & Company Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share(1) Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share(1) Diluted Earnings per CRD-B Share GAAP $ 18,202 $ 12,408 $ 0.25 $ 0.25 Adjustments: Amortization of intangible assets 2,126 1,814 0.04 0.04 Non-service pension costs 2,363 1,831 0.04 0.04 Contingent earnout adjustments 60 60 - - Non-GAAP Adjusted $ 22,751 $ 16,113 $ 0.32 $ 0.32 Q3 2026 FINANCIAL RESULTS (1) Sum of reconciling items may differ from total due to rounding of individual components